UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.                    )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Exact Sciences Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! EXACT SCIENCES CORPORATION 5505 ENDEAVOR LANE MADISON, WI 53719 ATTN: LEGAL DEPARTMENT EXACT SCIENCES CORPORATION You invested in EXACT SCIENCES CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 8, 2023. Vote Virtually at the Meeting* June 8, 2023 10:00 AM Central Time Virtually at: www.virtualshareholdermeeting.com/EXAS2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V13946-P90987-Z84692 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2023 Annual Meeting Vote by June 7, 2023 11:59 PM ET. For shares held in a Plan, vote by June 5, 2023 11:59 PM ET. V1.2

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V13947-P90987-Z84692 1. To elect four members of the Board of Directors to serve for three-year terms as Class II Directors. Nominees: 1c. Freda Lewis-Hall 1a. D. Scott Coward 1d. Kathleen Sebelius 1b. James Doyle 2. To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023. 3. To approve, on an advisory basis, the compensation of our named executive officers. 4. To approve, on an advisory basis, the frequency of future advisory votes on executive compensation. 5. To approve an Amendment to our Sixth Amended and Restated Certificate of Incorporation to declassify our Board of Directors. 6. To approve Amendment No. 2 to the Exact Sciences Corporation 2019 Omnibus Long-Term Incentive Plan. NOTE: In their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof. For For For For 1 Year For For For For